UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2025

EIGHTCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41033	87-2755739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Larry Holmes Drive Suite 313 Easton, PA	18042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 765-8933

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OCTO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 26, 2025, Mary Ann Halford resigned from the Board of Directors (the “Board”) of Eightco Holdings Inc. (the “Company”). Ms. Halford’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. On the same date, the Board appointed Nicola Caiano to replace Ms. Halford on the Board. Mr. Caiano will serve on the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Mr. Caiano has served as Chief Financial Officer of Cytometric Therapeutics, where he leads capital formation strategies to fund clinical trials for groundbreaking cancer therapies, since December 2024. He has also served as the Founding Partner of Olea Management LLC since March 2018, where he advises family offices and early-stage companies across diverse industries, including technology, finance, and consumer goods, on capital raising and mergers and acquisitions. Previously, Mr. Caiano was a Partner and Director of Research at Pinyon Asset Management, managing a global event-driven equity and credit portfolio, from May 2011 to December 2017. His career also includes senior roles at Paulson & Co. Inc., J.P. Morgan Chase, and Bear, Stearns & Co. Inc.

Mr. Caiano holds a Bachelor of Science in Finance and Accounting from New York University’s Stern School of Business, graduating Magna Cum Laude, and he completed advanced culinary training at The Italian Culinary Academy, where he was Valedictorian.

On April 28, 2025, the Company issued a press release announcing the foregoing. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2025	EIGHTCO HOLDINGS INC.

	By:	/s/ Paul Vassilakos
Paul Vassilakos
Chief Executive Officer